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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                   FORM 8-K/A
                                (AMENDMENT NO. 1)
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 27, 1999


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                       CAPSTAR BROADCASTING PARTNERS, INC.
             (Exact name of Registrant as specified in its charter)


---------------------------------------- ------------------------------------- -------------------------------------
               DELAWARE                               333-33015                             75-2672663
            (State or other                    (Commission File Number)                  (I.R.S. Employer
    jurisdiction of incorporation)                                                    Identification Number)
---------------------------------------- ------------------------------------- -------------------------------------
           600 CONGRESS AVE.
              SUITE 1400                                                                      78701
             AUSTIN, TEXAS                                                                  (Zip code)
         (Address of principal
          executive offices)
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

       Registrant's telephone number, including area code: (512) 340-7800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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         The registrant, Capstar Broadcasting Partners, Inc. ("Partners"),
hereby amends its Current Report on Form 8-K filed on October 13, 1999 as set forth herein.

ITEM 5.  OTHER EVENTS.

         In press releases dated October 25 and 26, 1999, copies of which are incorporated herein as Exhibits 99.3 and 99.4, respectively, Capstar Communications, Inc. ("Capstar Communications"), an indirect subsidiary of Partners, announced the second and third amendments of its tender offer to purchase for cash all of its outstanding 10 3/4% Senior Subordinated Notes due 2006 (the "Notes") and the concurrent solicitation of consents to proposed amendments to the indenture pursuant to which the Notes were issued.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         99.1     --     Press release, dated September 27, 1999.(1)
         99.2     --     Press release, dated October 13, 1999.(2)
         99.3     --     Press release, dated October 25, 1999.(3)
         99.4     --     Press release, dated October 26, 1999.(3)


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(1)      Incorporated by reference to the identically numbered exhibit on the
         Form 8-K of Capstar Communications, Inc., filed September 27, 1999.

(2) Incorporated by reference to the identically numbered exhibit on the Form 8-K/A of Capstar Communications, Inc., filed October 13, 1999.

(3) Incorporated by reference to the identically numbered exhibit on the Form 8-K/A of Capstar Communications, Inc., filed October 28, 1999.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 CAPSTAR BROADCASTING PARTNERS, INC.
                                 (Registrant)



                                 By: /s/ W. SCHUYLER HANSEN
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                                         W. Schuyler Hansen
                                         Senior Vice President and Chief
                                         Accounting Officer


Date:  October 28, 1999